                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): April 29, 2002



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                  ___________                 22-2906892
        (State of                 (Commission                (IRS Employer
      Incorporation)              File Number)             Identification No.)


            2950 North Loop West, 7th Floor                    77092
                   Houston, Texas                           (Zip Code)
       (Address of Principal Executive Offices)



       Registrant's Telephone Number, Including Area Code: (713) 683-9292

ITEM 5.  OTHER EVENTS

                  On April 29, 2002, NATCO Group Inc. issued a press release announcing the Company's earnings for the first quarter of 2002. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release, dated April 29, 2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 1, 2002
                                        NATCO Group Inc.



                                        By:  /s/ J. MICHAEL MAYER
                                            ------------------------------------
                                             J. Michael Mayer
                                             Senior Vice President and
                                             Chief Financial Officer